SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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360 Funds

(Name of Registrant as Specified in Its Charter)

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360 Funds

FinTrust Income and Opportunity Fund

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

August 14, 2024

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between 360 Funds (the “Trust”), on behalf of the Fund, and M3Sixty Capital, LLC (“M3Sixty Capital” or the “New Adviser”), the proposed new investment adviser to the Fund. Shareholders will vote on the proposal at a Special Meeting to be held on August 30, 2024, at 10:00 a.m. at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

FinTrust Capital Advisors, LLC (“FinTrust” or the “Current Adviser”), is the current investment adviser to the Fund under an investment advisory agreement between the Trust and FinTrust (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate on August 31, 2024, because FinTrust is being acquired by another investment adviser, resulting in a change in the control under federal securities laws (the “Transaction”). FinTrust has advised the Trust’s Board of Trustees (the “Board”) that because of the Transaction, it will no longer serve as the investment adviser to the Fund, effective on the Transaction’s closing date (the “Closing Date”), and the Fund’s name will be changed to M3Sixty Income and Opportunity Fund. FinTrust recommended to the Board that M3Sixty Capital take over management of the Fund or that the Fund be liquidated, effective on the Closing Date. On August 8, 2024, the Board unanimously approved a New Advisory Agreement and Expense Limitation Agreement with M3Sixty Capital, subject to shareholder approval. The New Advisory Agreement is identical to the Current Advisory Agreement, including the same management fee rate, except for the named investment adviser and commencement and renewal dates. To allow the New Adviser to serve as the Fund’s investment adviser without interruption, shareholders are being asked to approve the New Advisory Agreement.

The New Adviser has committed to continue the expense limitation arrangement with the Fund through at least March 31, 2026. The current expense limitation agreement will automatically terminate upon the assignment of the Current Advisory Agreement.

The Board, including a majority of the independent trustees, voted unanimously to approve the proposal on behalf of the Fund and recommends that you approve it. The Board believes the proposal is in the Fund’s and its shareholders’ best interests.

You may vote before the meeting by mail, online, or telephone, or in person at the meeting. It is very important to receive your vote. The Board encourages you to vote before August 30, 2024, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of the New Adviser, any of its affiliates, or our proxy solicitor, EQ Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

/s/ Randall K. Linscott
Randall K. Linscott

President

360 Funds

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought providing brief answers to some questions would be helpful.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on August 30, 2024 (the “Meeting”)?

A.	At the Meeting, shareholders of the FinTrust Income and Opportunity Fund (the “Fund”), a series of 360 Funds (the “Trust”), will be voting on a proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and M3Sixty Capital, LLC (“M3Sixty Capital” or the “New Adviser”).

Q.	Why are shareholders being asked to approve the Proposal?

A.	FinTrust Capital Advisors, LLC (“FinTrust” or the “Current Adviser”), is the current investment adviser to the Fund under an investment advisory agreement between the Trust and FinTrust (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate on August 31, 2024, because FinTrust is being acquired by another investment adviser (the “Transaction”). FinTrust has advised the Trust’s Board of Trustees (the “Board”) that because of the Transaction, it will no longer serve as the investment adviser to the Fund, effective on the Transaction’s closing date (the “Closing Date), and the Fund’s name will be changed to M3Sixty Income and Opportunity Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in a “change in control” of an investment adviser and an assignment of the Current Advisory Agreement, causing it to terminate automatically. FinTrust does not intend to enter into a new investment advisory agreement with the Fund and, therefore, FinTrust recommended to the Board that M3Sixty Capital take over management of the Fund or that the Fund be liquidated, effective on the Closing Date.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposal?

A.	At a meeting of the Board held on August 8, 2024, the Board unanimously approved an investment advisory agreement with M3Sity Capital (the “New Advisory Agreement”), subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board believes that the proposal is in the best interests of the Fund and its shareholders and recommends that you vote FOR it.

Q.	If the Current Advisory Agreement is expected to terminate on August 31, 2024, how is the Fund currently managed?

A.	FinTrust will continue to manage the Fund through the Closing Date. Until then, there will be no impact on managing the Fund.

Q.	Why is the Board recommending that shareholders approve the New Advisory Agreement?

A.	If shareholders of the Fund do not approve the New Advisory Agreement, FinTrust cannot serve as the Fund’s investment adviser after the termination of the Current Advisory Agreement, and the Board will have to consider other alternatives for the Fund, including closing and liquidating it. The Board considered seeking additional proposals to manage the Fund, but determined that the timeline did not permit such a search. Additionally, the Board noted that the New Adviser would hire at least one member of the portfolio management team at the Current Adviser, providing continuity of management for the shareholders. To avoid interruption to the management and operations and additional costs to the Fund seeking alternatives, the Board recommends that shareholders approve the Proposal.

Q.	How will the approval of the proposal affect the management and operations of the Fund?

A.	The Fund’s investment objective and strategy will not change under the New Advisory Agreement. There will, however, be a change in the portfolio management team. Mr. Allen Gillespie will no longer serve as the portfolio manager to the Fund. Rather, Mr. Vince du Vigneaud, a portfolio manager at FinTrust, will join M3Sixty Capital and lead its portfolio management team for the Fund. The Fund’s investment objective, strategies, risks, and fundamental policies will remain unchanged. Accordingly, approval of the proposal is not expected to affect the management or operations of the Fund substantially.

Q.	Will the New Advisory Agreement increase the management fee?

A.	Approving the New Advisory Agreement will not increase the advisory fee. Currently, the Fund pays the Current Adviser a management fee of 1.25%. The management fee is the same under the New Advisory Agreement.

Q.	How will the approval of the proposal affect the expenses of the Fund?

A.	The approval of the New Advisory Agreement will not change the Fund’s expenses. M3Sixty Capital has agreed to maintain the current expense limitation agreement with the Fund through March 31, 2026.

Q.	Who is paying the costs of this proxy solicitation?

A.	M3Sixty Capital and FinTrust are paying the cost of preparing, printing, and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, or in person. The costs associated with soliciting proxies are expected to be $5,200.

Q.	Are there any material differences between the Current and New Advisory Agreements?

A.	No. Regarding the Fund, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the named investment adviser and commencement and renewal dates. We have attached the New Advisory Agreement to the proxy statement as Exhibit A. Shareholders are encouraged to read it.

Q.	How do I vote?

A.

We urge you to vote your shares by submitting your proxy via the internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

To access this Proxy Statement online, visit at vote.proxyonline.com/m3sixty/docs/2024mtg.pdf.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the New Adviser, its affiliates, and EQ Fund Solutions, a firm authorized by the Current Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Q.	If I vote before the meeting, can I change my vote?

A.	If you vote before the meeting and later decide to change your vote or attend the meeting, you may revoke your proxy and vote your shares again by proxy or in person at the meeting. You may revoke your proxy at any time before the conclusion of the meeting by (1) submitting a signed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?

A.	If the Fund’s shareholders do not approve the New Advisory Agreement, the Board will consider other options, including closing and liquidating the Fund. As described more in the proxy statement, M3Sixty Capital serves as the investment adviser to the other series portfolios of the Trust under an investment advisory agreement. If the Fund’s shareholders have not approved the New Advisory Agreement, M3Sixty Capital cannot serve as an investment adviser to the Fund.

FinTrust Income and Opportunity Fund

(the “Fund”)

4300 Shawnee Parkway, Suite 100

Fairway, KS 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 30, 2024

Dear Shareholders:

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has called a special meeting of the Shareholders of the FinTrust Income and Opportunity Fund (the “Fund”), a series of the Trust, to be held at the offices of the Trust, 4300 Shawnee Parkway, Suite 100, Fairway, KS 66205, on August 30, 2024, at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and M3Sixty Capital, LLC, the Fund’s new investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board is soliciting your vote on behalf of the Board and the Fund. The Board has already approved the New Advisory Agreement, subject to shareholder approval. The Board determined that the proposal is in the best interests of the Fund and its shareholders and recommends that you vote FOR it. Shareholders of record at the close of business on July 31, 2024, are entitled to notice of and to vote at the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements. Additional matters would include only matters not anticipated as of the date of the enclosed Proxy Statement.

You may vote before the meeting by mail, online, or telephone, or in person at the meeting. It is very important to receive your vote. The Board encourages you to vote before August 30, 2024, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

On behalf of the Board of Trustees

/s/ Randall K. Linscott
Randall K. Linscott, President

August 14, 2024

FinTrust Income and Opportunity Fund

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 30, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) on behalf of the FinTrust Income and Opportunity Fund (the “Fund”) for use at the special meeting of shareholders, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, on August 30, 2024, at 10:00 a.m., Eastern Time, and at any adjournments thereof. The Notice of the Meeting, Proxy Statement, and accompanying form of proxy will first be mailed to shareholders on or about August 14, 2024. Only shareholders of record at the close of business on July 31, 2024 (the “Record Date”), will be entitled to vote at the Meeting.

M3Sixty Capital, LLC (“M3Sixty Capital” or the “New Adviser”) is soliciting your vote on behalf of the Board and the Fund. The Shareholders of the Fund, as indicated below, are being asked to consider the following proposal:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and M3Sixty Capital, LLC, the Fund’s new investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve the proposal. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. The Board believes the proposal is in the Fund’s and its shareholders’ best interests and recommends that you vote FOR it.

You may vote before the meeting by mail, online, or telephone, or in person at the meeting. It is very important to receive your vote. The Board encourages you to vote before August 30, 2024, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at vote.proxyonline.com/m3sixty/docs/2024mtg.pdf. The Fund’s annual and semi-annual reports are free, by calling 877-244-6235.

PROPOSAL: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE NEW ADVISER.

Summary of the Proposal

You are receiving this proxy statement because the prior investment advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC (the “FinTrust” or the “Current Adviser”), the Fund’s current investment adviser, is expected to terminate due to the transaction described below. For the New Adviser to provide investment management services to the Fund, you are being asked to approve a new investment advisory agreement between the Trust and the New Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase the management fees the Fund and its shareholders pay. Regarding the Fund; the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the named investment adviser and commencement and renewal dates. The effective date of the New Advisory Agreement will be the date that the Fund’s shareholders approve it.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in the ownership of the Current Adviser. FinTrust is the current investment adviser to the Fund under an investment advisory agreement between the Trust and FinTrust (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate on August 31, 2024, because FinTrust is being acquired by another investment adviser, resulting in a change in the control under federal securities laws (the “Transaction”). FinTrust has advised the Trust’s Board of Trustees (the “Board”) that because of the Transaction, it will no longer serve as the investment adviser to the Fund, effective on the Transaction’s closing date (the “Closing Date”), and the Fund’s name will be changed to M3Sixty Income and Opportunity Fund. FinTrust recommended to the Board that M3Sixty Capital take over management of the Fund or that the Fund be liquidated, effective on the Closing Date. On August 8, 2024, the Board unanimously approved a New Advisory Agreement and Expense Limitation Agreement with M3Sixty Capital, subject to shareholder approval. The New Advisory Agreement is identical to the Current Advisory Agreement, including the same management fee rate, except for the named investment adviser and commencement and renewal dates.

Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of an investment company is presumed to control the company, and any transaction that results in a party acquiring more than a 25% interest is presumed a change in control of the investment adviser. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between the investment adviser and a registered investment company to terminate automatically. The Board determined that the Transaction would result in a change of control of FinTrust. As a result, the Current Advisory Agreement is expected to terminate on or about August 31, 2024, the closing date of the transaction (the “Closing Date”). The Transaction will cause a change in the portfolio management team. Mr. Allen Gillespie will no longer serve as the Fund’s portfolio manager. Instead, Mr. Vince du Vigneaud, a portfolio manager at FinTrust, will join M3Sixty Capital and lead its portfolio management team for the Fund. The Fund’s investment objective, strategies, risks, and fundamental policies will remain unchanged. Accordingly, approval of the proposal is not expected to affect the management or operations of the Fund substantially.

In anticipation of the Transaction, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement. The Board determined that the New Advisory Agreement was in the best interest of the Fund and its shareholders because it would allow a current member of FinTrust to continue providing services to the Fund with no fee increase. The Board now recommends that the shareholders of the Fund also approve the New Advisory Agreement.

If the Fund’s shareholders do not approve the New Advisory Agreement, the Board will consider other options, including closing and liquidating the Fund.

The New Advisory Agreement

At a meeting on August 8, 2024 (the “August Board Meeting”), the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement. Regarding the Fund, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the commencement and renewal dates.

Current Advisory Agreement. Under the terms of the Current Advisory Agreement, FinTrust is entitled to receive a monthly investment advisory fee computed at the annual rate of 1.25% of the Fund’s average daily net assets. As the investment adviser to the Fund, subject to the Board’s supervision, FinTrust continuously reviews, supervises, and administers the Fund’s investment program. FinTrust also ensures compliance with the Fund’s investment policies and guidelines. The Board last approved the Current Advisory Agreement on June 28, 2021. During the six months ended May 31, 2024, the Fund paid FinTrust aggregate advisory fees of $113,845 after waiving $54,152.

New Advisory Agreement. Under the terms of the New Advisory Agreement, the Adviser is entitled to receive a monthly investment advisory fee computed at the annual rate of 1.25% of the average daily net assets of the Fund. The New Advisory Agreement has an initial term of two years. It renews yearly after that, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the Fund’s outstanding shares. Like the Current Advisory, the New Advisory Agreement

●	will automatically terminate on assignment and is terminable upon notice by the Fund.

●	can be terminated on at least 60 days’ notice to the Fund.

●	can be amended by the parties to it (which include the New Adviser and the Trust) provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund.

The New Advisory Agreement provides that the New Adviser will not be subject to any liability concerning the performance of its services thereunder without willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. The New Advisory Agreement is attached as Exhibit A; you should read it because the description in this Proxy Statement of the New Advisory Agreement is only a summary.

If approved by shareholders, the effective date of the New Advisory Agreement will be the day after the Closing Date, which is expected to be August 31, 2024. If shareholders do not approve the New Advisory Agreement, the Board will consider other options, including closing and liquidating the Fund.

Information Concerning the New Adviser

The New Adviser is organized as a Delaware limited liability company and became a registered investment adviser with the SEC on June 8, 2023. The New Adviser’s principal place of business is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. The New Adviser is a wholly-owned subsidiary of M3Sixty Enterprises, LLC, an affiliate of the Fund’s administrator and distributor. M3Sixty Enterprises, LLC is owned and controlled by Randall Linscott and Richard Yates serves as its President. The names, titles, addresses, and principal occupation of the principal executive officers and directors of the New Adviser are set forth below:

Name and Address*:	Title and Principal Occupation:
Gary W. DiCenzo	Chief Executive Officer
Michael Stack	Chief Investment Officer
Richard Yates	Head of Legal and Compliance

* The address for each officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

In addition to being an officer or owner of the New Adviser, the following people are also officers or directors of the Fund.

Name and Address*:	Position with the Fund:
Randall Linscott	Trustee and President
Gary W. DiCenzo	Vice President
Richard Yates	Chief Compliance Officer

* The address for each officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Evaluation by the Board of Trustees

At the August Board Meeting, the Board approved the New Advisory Agreement after considering various factors and reviewing written materials provided by the New Adviser. The Board’s deliberations and the information on which its conclusions were based are summarized below.

At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the New Adviser; (ii) the investment performance of the Fund and the New Adviser; (iii) the costs of the services to be provided and profits to be realized by the New Adviser from its management of the Fund; (iv) the extent to which economies of scale benefit shareholders; and (v) the New Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the New Adviser.

The Board considered information provided explicitly during the approval process to assess these factors and reach its decisions.  The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by FinTrust and the New Adviser’s services to other funds in the Trust; (ii) quarterly assessments of the investment performance of the Fund from FinTrust’s portfolio management team; (iii) periodic commentary on the reasons for the performance by the team; (iv) presentations by the Fund’s management addressing the New Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the New Adviser; (vi) disclosure information contained in the registration statement for the Fund and the New Adviser’s Form ADV; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the New Adviser, including (i) industry data comparing advisory fees and expense ratios of comparable investment companies and other products; (ii) comparative performance information; (iii) the New Adviser’s estimated revenues, costs, and profitability of providing services to the Funds; and (iv) information about the New Adviser’s personnel. The Board did not identify any information that was most relevant to its consideration in approving the New Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)             The nature, extent, and quality of the services to be provided by the New Adviser.

The Board considered the New Adviser’s responsibilities under the New Advisory Agreement.  The Board reviewed the services to be provided by the New Adviser to the Fund, including its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its plans to promote the Fund, grow assets, and assist in the distribution of the Fund’s shares. The Board considered the New Adviser’s staffing, personnel, and operating methods, the education and experience of its staff, and its compliance program, policies, and procedures. Specifically, the Board noted that the services provided by the New Adviser to the Fund under the New Advisory Agreement are expected to be the same as under the Current Advisory Agreement. After reviewing the preceding and further information from the New Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by it were satisfactory and adequate.

(2)             The Investment Performance of the Fund and the New Adviser.

The Board noted that the New Adviser is currently managing another fund in the Trust using a sub-adviser to manage the portfolio. The Board noted that the New Adviser has another fund currently going through the registration process and that the New Adviser will manage that fund’s portfolio directly. The Board considered the New Adviser’s current portfolio management team. It was noted that a member of FinTrust’s current investment committee is expected to join the New Adviser as a portfolio manager for the fund. The Board noted that this additional portfolio manager will help provide some continuity between FinTrust and the New Adviser. The Board compared the short- and long-term performance of the Fund with the performance of its benchmark index and comparable funds with similar objectives and strategies (e.g., Morningstar category data). The Board noted that while the Current Adviser underperformed its category average and median for the three- and five-year periods, it had overperformed during the most recent year, each ended June 30, 2024.

The Board further noted that the New Adviser has no separate account or institutional clients that utilize strategies similar to the Fund’s strategy but does have experience managing accounts using other strategies. Based on the preceding, the Board concluded that the investment performance information presented for the Fund and the New Adviser was satisfactory.

(3)             The costs of the services provided and profits realized by the New Adviser from the relationship with the Fund.

The Board considered the New Adviser’s staffing, personnel, and methods of operating; its financial condition and level of commitment to the Fund; the Fund’s asset levels; and the Fund’s overall expenses. The Board compared the fees and costs of the Fund (including the management fee) relative to its category as of July 26, 2024.  The Board noted that the advisory fee was equal to the Fund’s category average and median, but its net expense ratio was above them and within a reasonable range. The Board also considered the financial statements of the New Adviser and its economic stability and productivity.  The Board recognized that the Fund was substantially smaller than the category average and half the size of the median, which affects its net expense ratio. The Trustees noted that the New Adviser has entered into an expense limitation agreement according to which it will waive or reduce its fees and assume other expenses of the Fund, if necessary, to limit its annual operating expenses (with industry-standard exceptions) through March 31, 2026. Following this analysis, further consideration, and discussion of the preceding, the Board concluded that the Fund’s management fee to be paid to the New Adviser was fair and reasonable.

The Board reviewed the New Adviser’s estimated profitability analysis for the Fund and determined that the New Adviser’s expected profitability under the New Advisory Agreement was reasonable. Following this comparison and further consideration and discussion of the preceding, the Board concluded that the New Adviser’s expected profits were fair and reasonable.

(4)             The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the Fund’s proposed fee arrangements with the New Adviser.  The Trustees determined that although the management fee would stay the same as asset levels increased, the Fund’s shareholders would benefit from the expense limitation arrangement.  The Board noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Fund’s assets were enough to realize the effect of the breakpoint.  The Trustees noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the New Adviser.  The Board also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than the New Adviser as fees in place with those other service providers were either fixed or semi-fixed. The Board considered the New Adviser’s efforts to work with the fund administrator, transfer agent, and distributor to secure such arrangements for the Fund.  Following further discussion of the Fund’s asset levels, expectations for growth, and proposed fees, the Board determined that the Fund’s fee arrangement, in light of all the facts and circumstances, was fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the shareholders.

(5)             Possible conflicts of interest and benefits derived by the New Adviser.

In evaluating the possibility of conflicts of interest, the Board considered such matters as:

●	the experience and ability of the advisory personnel assigned to the Fund;

●	the basis of decisions to buy or sell securities for the Fund;

●	the method for bunching of portfolio securities transactions;

●	the substance and administration of the Codes of Ethics;

●	the New Adviser’s affiliation with the Fund’s administrator and distributor; and

●	other relevant policies described in the New Adviser’s Form ADV and compliance policies and procedures, such as personal conduct policies, personal trading policies, risk management, and internal controls.

The Board also considered potential benefits to the New Adviser in managing the Fund and noted that it would benefit from having additional products to sell and distribute to investors. The Board also considered the New Adviser’s affiliates would benefit from providing services to the Fund. The Board noted that the New Adviser represented that it does not anticipate utilizing soft dollars or commission recapture with the Fund. Following further consideration and discussion, the Board indicated that the New Adviser’s standards and practices for identifying and mitigating potential conflicts of interest and the benefits of managing the Fund were satisfactory.

Information on the New Expense Limitation Agreement

Under the current expense limitation agreement, FinTrust has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) from exceeding 1.95% of the average daily net assets of each share class of the Fund through March 31, 2025. Under the new expense limitation agreement, the New Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (with the same exclusions) from exceeding 1.95% of the average daily net assets of each share class of the Fund through March 31, 2026. Each waiver or reimbursement of an expense by the New Adviser is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The New Adviser will not recoup any amounts waived by the Current Adviser.

PROPOSAL 2: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no intention of bringing any other matter before the Meeting other than the matters described herein or in connection with or to effect the same.  Neither the proxy holders nor the Board is aware of any matters others may present.  If any other business properly comes before the meeting, the proxy holders intend to vote thereon per their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND

VOTE “FOR” PROPOSAL 1.

OPERATION OF THE FUND

The Fund is a non-diversified series of 360 Funds, an open-end management investment company organized as a Delaware statutory trust on February 24, 2005. The Board supervises the Fund’s business activities and the other Trust series. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains FinTrust as an investment adviser to the Fund. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as each Fund’s administrator, transfer agent, and accounting agent. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian of the Fund’s assets. Matrix 360 Distributors, LLC, serves as the principal underwriter and national distributor for the shares of the Fund. No changes are being made to the service providers because of this Meeting.

THE PROXY

The Board is soliciting your vote on behalf of the Fund so each shareholder can vote on the proposal at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted on at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted to approve the proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the proxy holders on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 1,582,596.8230 shares of the Institutional Class and 5,117.8270 shares of Class A of beneficial interest of the Fund were issued and outstanding.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one vote per share held, and fractional votes for fractional shares held on any matter concerning the Fund submitted to a vote at the Meeting.

Required Vote for the Proposal. Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund present, in person or by proxy. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Fund present or represented by proxy at the Meeting if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (ii) more than 50% of the total number of outstanding shares of the Fund.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If the proxy is properly executed and no instructions are given, it will be voted in favor of the proposal. A proxy concerning shares held in the name of two or more persons is valid. It will be counted if executed by any of them unless, at or before its use, the Fund receives written notification from any such persons to the contrary.

You may revoke a proxy once it is given by providing written notice to the Fund. You may change your vote by submitting a subsequently executed and dated proxy card, authorizing your proxy by internet on a later date, or attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

A majority of the shares of the Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions have the effect of counting as a vote against the Reorganization. The shares of a beneficial owner for which a broker, bank, or other nominee does not receive voting instructions and is not permitted to exercise discretion will not count toward the quorum.

As the Proposal is classified as non-routine, brokers, banks, and other nominees cannot vote shares on this proposal without specific instructions from the beneficial owners. Consequently, shares represented by proxies returned without instructions will not be considered present at the Meeting and will not be voted. Shareholders are, therefore, strongly encouraged to vote their shares to ensure their participation in the decision-making process regarding the Proposal. The proposal’s outcome will be determined by the votes cast by the shareholders present in person or by proxy at the Meeting.

Solicitation of Proxies. The Fund has engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $5,200 plus out-of-pocket expenses; FinTrust and the New Adviser agreed to pay these proxy solicitation expenses. Under this arrangement, EQ Fund Solutions has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures. Still, proxies may also be solicited through further mailings, over the Internet, or in person by representatives of the Fund, certain employees of the New Adviser, M3Sixty, or their affiliates. FinTrust and the New Adviser will bear the costs and expenses in preparing proxy statements and related materials, including printing and delivery costs and expenses incurred with soliciting proxies.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Fund, the New Adviser, or M3Sixty. Telephonic or electronically transmitted instructions from shareholders of the Fund may obtain authorization to permit the New Adviser to execute proxies. Proxies obtained telephonically will be recorded according to applicable law and procedures that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote online, follow the instructions on the website using the enclosed proxy card.

Shareholders of the Fund are entitled to cast one vote for each share owned on the Record Date and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the trustees and officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Total Number of Shares Beneficially Owned	Percent Owned
Institutional Class Shares
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	986,426.3880	62.33%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	591,153.1680	37.35%
Class A Shares
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	4,676.1340	91.37%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	281.6900	5.50%

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

The Board has adopted procedures for shareholders to send written communications to the Board as a group. Such communications must be clearly addressed either to the Board or any or all the Independent Trustees and forwarded to the Secretary of the Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, who will forward any communications so received.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

FinTrust and the New Adviser bear the costs and expenses incurred in preparing and soliciting proxies. In addition to soliciting proxies by mail, FinTrust, the New Adviser, or M3Sixty employees may solicit proxies in person or by telephone. The costs associated with soliciting proxies are expected to be $5,200. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 877-244-6235.

OTHER MATTERS

The Board is unaware of any other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on August 30, 2024: The notice of meeting and proxy statement are available at vote.proxyonline.com/m3sixty/docs/2024mtg.pdf.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this 8th day of August 31, 2024 by 360 Funds (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and M3Sixty Capital, LLC (the “Adviser”), a Delaware limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines, or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-CEN, N-PORT, Form N-PX, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund considering current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	Form ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Names “M3Sixty Capital”. The Adviser has the right to use the names “M3Sixty Capital” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “M3Sixty Capital” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “M3Sixty Capital”.

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAMES “M3Sixty Capital”. The Adviser grants to the Trust a license to use the names “M3Sixty Capital” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed based on the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.	Either party hereto may, at any time on 60 days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.	This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to 360 Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to M3Sixty Capital, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term, or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

360 FUNDS		M3SIXTY CAPITAL, LLC

By:		By:

Name:	Randall Linscott	Name:	Gary DiCenzo
Title:	President	Title:	Chief Executive Officer

AMENDED SCHEDULE A-1

Investment Advisory Agreement

between

360 Funds (the “Trust”) and

M3Sixty Capital, LLC (the “Adviser”)

Amended August 8, 2024

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund per the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
M3Sixty Small Cap Growth Fund	None	0.80%	June 28, 2023
M3Sixty Income and Opportunity Fund	None	1.25%	August 31, 2024

IN WITNESS OF WHICH, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

360 FUNDS		M3SIXTY CAPITAL, LLC

By:		By:

Name:	Randall Linscott	Name:	Gary DiCenzo
Title:	President	Title:	Chief Executive Officer

EXHIBIT B

EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement is made by and between M3Sixty Capital, LLC (the “Adviser”) and 360 Funds (the “Trust”) (this “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A with respect to each Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated August 8, 2024 (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto; and

WHEREAS, upon approval by the Fund’s shareholders of the Adviser at a special meeting called for that purpose, the Interim Agreement will terminate, and the Trust, on behalf of the Fund, and the Adviser will enter into a new Investment Advisory Agreement (the “New Agreement” and together with the Interim Advisory Agreement, the “Advisory Agreement”).

NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.	Reimbursement. If, during any fiscal month in which the New Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 hereof and pursuant to any prior expense limitation agreement between the Trust and the Adviser with respect to such Fund. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof and pursuant to any prior expense limitation agreement between the Trust and the Adviser with respect to such Fund, during any of the previous three years, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a or pursuant to any prior expense limitation agreement between the Trust and the Adviser with respect to such Fund, with respect to such waivers, reductions and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.	Method of Computation. To determine each Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.	Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

a.	This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect annually with respect to each Fund provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon 60 days’ prior written notice to the other party at its principal place of business; further provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

360 FUNDS		M3SIXTY CAPITAL, LLC

By:		By:

Name:	Randall Linscott	Name:	Gary DiCenzo
Title:	President	Title:	Chief Executive Officer

AMENDED SCHEDULE A-1

to the

EXPENSE LIMITATION AGREEMENT (this “Agreement”)

between

360 Funds (the “Trust”)

and

M3Sixty Capital, LLC

Amended August 8, 2024

This Agreement relates to the following Funds of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
M3Sixty Small Cap Growth Fund	0.99%	August 24, 2023	June 30, 2025
M3Sixty Income and Opportunity Fund	1.95%	August 31, 2024	March 31, 2026

IN WITNESS OF WHICH, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in Schedule A above.

360 FUNDS		M3SIXTY CAPITAL, LLC

By:		By:

Name:	Randall Linscott	Name:	Gary DiCenzo
Title:	President	Title:	Chief Executive Officer

EXHIBIT C

CURRENT EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement is made by and between FinTrust Capital Advisors, LLC (the “Adviser”) and 360 Funds (the “Trust”) (this “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A with respect to each Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Interim Investment Advisory Agreement dated July 6, 2021 (the “Interim Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto; and

WHEREAS, upon approval by the Fund’s shareholders of the Adviser at a special meeting called for that purpose, the Interim Agreement will terminate, and the Trust, on behalf of the Fund, and the Adviser will enter into a new Investment Advisory Agreement (the “New Agreement” and together with the Interim Advisory Agreement, the “Advisory Agreement”).

NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.	Reimbursement. If, during any fiscal month in which the New Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof, during any of the previous three (3) fiscal years, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a, with respect to such waivers, reductions and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.	Method of Computation. To determine each Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.	Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

b.	This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect with respect to each Fund from year to year for successive one-year periods provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon ninety (90) days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

360 FUNDS

On behalf of the Funds noted on Schedule A to this Agreement

By:	/s/ Randall K. Linscott
Name:	Randall K. Linscott
Title:	President

FINTRUST CAPITAL ADVISORS, LLC

By:	/s/ Allen R. Gillespie
Name:	Allen R. Gillespie
Title:	Managing Partner

SCHEDULE A-1

to the

EXPENSE LIMITATION AGREEMENT (this “Agreement”)

between

360 Funds (the “Trust”)

and

FinTrust Capital Advisors, LLC

This Agreement relates to the following Funds of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
FinTrust Income and Opportunity Fund	1.95%	July 6, 2021	Upon the termination of the Interim Advisory Agreement

FinTrust Income and Opportunity Fund	1.95%	Effective Date of New Agreement	March 31, 2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

CONTROL NUMBER	SAMPLE CARD

FinTrust Income and Opportunity Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 30, 2024

The undersigned hereby appoints each of Randy Linscott, Richard Yates, and Tim Easton, as proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 am (Eastern Time), on August 30, 2024, at the offices of M3Sixty Administration, LLC, located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. All shareholders are encouraged to cast a vote for their shares prior to August 30th so that Fund may reach a quorum to hold the meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2024. The proxy statement is available at: vote.proxyonline.com/m3sixty/docs/2024mtg.pdf

FinTrust Income and Opportunity Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between 360 Funds, on behalf of the Fund, and M3Sixty Capital, LLC, the Fund’s new investment adviser. No investment advisory fee increase is proposed.	○	○	○

2.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR VOTING